                                                                    EXHIBIT 10.2

                   PROPERTY PURCHASE AND TERMINATION AGREEMENT

      This PROPERTY PURCHASE AND TERMINATION AGREEMENT is entered into as of the 25th day of August, 2004 (the "Termination Agreement") by and among CATALINA MARKETING MANUFACTURER SERVICES, INC. (formerly Catalina Marketing Sales Corporation), a Delaware corporation (the "Lessee"), CATALINA MARKETING CORPORATION, a Delaware corporation (the "Guarantor"), WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (as successor to First Security Bank, National Association), a national banking association, not individually but solely as the Owner Trustee under the Dolphin Realty Trust 1999-1 (the "Owner Trustee" or the "Lessor"); the various banks and other lending institutions listed on the signature pages hereto (subject to the definition of Lenders in Appendix A to the Participation Agreement referenced below, individually, a "Lender" and collectively, the "Lenders"); WACHOVIA BANK, NATIONAL ASSOCIATION (as successor to First Union National Bank), a national banking association, as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent"); and the various banks and other lending institutions listed on the signature pages hereto as holders of certificates issued with respect to the Dolphin Realty Trust 1999-1 (subject to the definition of Holders in Appendix A to the Participation Agreement referenced below, individually, a "Holder" and collectively, the "Holders").

                                   WITNESSETH:

      WHEREAS, this Termination Agreement refers to the Operative Agreements as such term is defined in Appendix A to that certain Participation Agreement dated as of October 21, 1999 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Participation Agreement") by and among the parties to this Termination Agreement;

      WHEREAS, the Lessee has delivered (or pursuant to the terms and conditions hereof shall be deemed to have delivered) an Election Notice to the Agent electing to purchase the Property for the Termination Value on the Payoff Date (as defined herein), and (ii) except as expressly provided or contemplated herein, requesting that the parties hereto terminate the Operative Agreements and the Lease Facility on the date specified herein;

      WHEREAS, the Lessee has requested that upon receipt of all amounts required to be paid by the Lessee hereunder on the Payoff Date (as defined herein), that the applicable Financing Parties (i) release the Liens in favor of the Financing Parties created pursuant to the Operative Agreements, (ii) direct the Owner Trustee to convey its right, title and interest in and to the Property to Lessee's designee, Catalina Marketing International, Inc., and (iii) along with the other parties hereto, terminate the Operative Agreements, except with respect to certain provisions set forth herein or in the Operative Agreements; and

      WHEREAS, the Financing Parties which are signatories hereto have agreed to the requests above on the terms and conditions set forth herein.

      NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:

                                   AGREEMENTS:

      1. DEFINITIONS. Capitalized terms used herein and not otherwise defined shall have the meaning given to such terms in Appendix A to the Participation Agreement and the Rules of Usage set forth therein shall apply herein. The term "Lease Facility" shall refer to the transactions contemplated by the Operative Agreements.

      2.    WAIVER OF CERTAIN PROVISIONS.

      By execution of this Termination Agreement, the undersigned Financing Parties (and the other parties hereto, to the extent required) waive the requirement of Section 20.1 of the Lease that an Election Notice be delivered at least sixty (60) days prior to the Payment Date specified in such Election Notice and agree that this Termination Agreement shall be deemed to constitute an Election Notice, which Election Notice shall be deemed to be irrevocable and otherwise acceptable as an Election Notice as required by Section 20.1 of the Lease. Furthermore, the Financing Parties (A) agree to permit the exercise of the Purchase Option to occur on the date set forth herein as the "Payoff Date" regardless of whether such date is a Payment Date, provided the payments made on such date include without limitation all amounts that have accrued but would have been paid on the next Payment Date and applicable breakage costs, and (B) at the request of and as an accommodation to the Lessee (but only upon satisfaction of the conditions precedent set forth herein), hereby instruct the Agent and Owner Trustee to convey, subject to the terms and conditions hereof and set forth in the Operative Agreements, the Property to Catalina Marketing International, Inc.

      3.    PAYMENT OF TERMINATION VALUE.

      The Lessee shall pay to the Agent, on behalf of the Lenders, the Holders and the Owner Trustee on August 25, 2004 (the "Payoff Date") the sum of $30,518,326.54 (the "Payoff Amount"), which sum includes without limitation (i) the principal amount of the Tranche A Loans, together with all accrued but unpaid interest thereon, (ii) the remaining principal amount of the Tranche B Loans, together with all accrued but unpaid interest thereon, (iii) the remaining aggregate Holder Amount, together with all accrued but unpaid Holder Yield thereon, (iv) the Lender Unused Fee, (v) the Holder Unused Fee, (vi) breakage fees, if charged by the Lenders or Holders, if the Payoff Date is not on a Payment Date, (vii) the fees of the Owner Trustee, and (viii) any other fees and other amounts associated with the Lease Facility, (ix) any other costs and expenses due and owing in connection with the Lease Facility, including without limitation Supplemental Rent. Such amounts shall be allocated by the Agent to the parties as set forth more specifically in Exhibit A and otherwise in accordance with the Operative Agreements.

      4. PAYMENT PROCEDURE. Payment of the Payoff Amount in full shall be transferred by wire, in federal funds, in accordance with the following instructions:

            Bank Name:         Wachovia Bank National Association, Charlotte, NC
            ABA No.:           053000219
            Account No.:       5000000023095
            Account Name:      Dolphin Real Estate Trust
            Ref:               Deana Adams, 704-383-5398

      5. RELEASE OF LIENS. Upon receipt by the Agent of the Payoff Amount, in good and immediately available Dollars, the Liens on the Property created pursuant to the Operative Agreements are hereby released.

      6. DELIVERY OF RELEASE DOCUMENTS. The Agent is delivering to Holland & Knight LLP, as escrow agent (the "Escrow Agent"), in escrow, such UCC-3 termination statements, satisfaction of mortgages or deeds of trust and terminations of memoranda of lease and security interest executed and notarized by the Agent or Owner Trustee (as necessary), as applicable, to evidence the termination and release of the Security Documents regarding the Lien granted to the Agent in connection with the Lease Facility and documents to convey the Owner Trustee's right, title and interest, if any, in and to the Property, including without limitation quitclaim deeds, or terminations or assignments of Ground Leases, as applicable, limited warranty bills of sale and FIRPTA affidavits, executed and notarized by the Owner Trustee (as necessary), to the Lessee or its designee, as applicable, each of the foregoing pursuant to documentation as specified in the Operative Agreements (including without limitation Section 20.2 of the Lease) and otherwise in form and substance acceptable to the Agent (collectively such documents referenced in this paragraph may be referred to herein as, the "Release Documents"). The Release Documents are to be held in escrow by the Escrow Agent and released from escrow and delivered to the Lessee or its designee for recordation, as necessary, only upon authorization from the Agent following (a) receipt by the Agent of payment in full of the Payoff Amount in accordance with the terms and conditions herein and in the Operative Agreements and provided none of such amounts has been disgorged or reclaimed, and (b) satisfaction of the conditions precedent set forth herein. Additional information necessary to complete any Release Documents shall be provided by the Agent, at the Lessee's sole cost and expense, to the Lessee upon Lessee's reasonable request therefor if, and to the extent, the Agent has such information in its possession.

      7. CONDITIONS PRECEDENT. Notwithstanding anything contained herein to the contrary, this Termination Agreement shall not become effective until (a) completion and delivery to the Agent of: (i) executed counterpart signature pages to this Termination Agreement from each Credit Party, the Owner Trustee and the Majority Secured Parties and (ii) all additional documentation and information as the Agent or its legal counsel may request; (b) all proceedings taken in connection with the transactions contemplated by this Termination Agreement and all documentation and other legal matters incident thereto shall be satisfactory to the Agent and its legal counsel; and (c) receipt by the Agent of the Payoff Amount. The date on which all of the foregoing have been satisfied or expressly waived by the parties hereto in writing may be referred to herein as the "Effective Date".

      8.    [RESERVED].

      9. RESIGNATION OF THE AGENT. After (a) the delivery of and recording of the Release Documents and (b) the Agent completes its other obligations hereunder and under the Operative Agreements, but in no event more than ninety
(90) days after the Payoff Date, unless extended by the Agent by delivering written notice to the Owner Trustee and the Lessee of such extension, then the Agent shall be deemed to have resigned its capacity as "Agent" pursuant to the Operative Agreements, and all parties to this Termination Agreement hereby agree that such resignation shall be automatically effective at such time with no further action and notwithstanding any further or additional requirement in the Operative Agreements to the contrary, including without limitation, the notice requirement in Section 7.9 of the Credit Agreement; provided, the Agent shall automatically be reinstated without any further action in the event such entity is necessary for the functioning or interpretation of Section 11 of the Participation Agreement or any other Continuing Obligation (as defined below).

      10. RESIGNATION OF THE OWNER TRUSTEE. After (a) the delivery of and recording of the Release Documents and (b) the Owner Trustee completes its other obligations hereunder and under the Operative Agreements, but in no event more than ninety (90) days after the Payoff Date, unless extended by the Owner Trustee by delivering written notice to the Agent and the Lessee of such extension, then the Owner Trustee shall be deemed to have resigned its capacity as "Owner Trustee" pursuant to the Operative Agreements, and all parties to this Termination Agreement hereby agree that such resignation shall be automatically effective at such time with no further action and notwithstanding any further or additional requirement in the Operative Agreements to the contrary, including without limitation, the notice requirement in Section 9.1 of the Trust Agreement. Pursuant to Section 8.1 of the Trust Agreement, the Majority Holders, by their execution of this Termination Agreement, consent to and direct that immediately prior to the resignation of the Owner Trustee and provided all amounts owed to any Financing Party shall have been paid in full, the Trust shall automatically and without further action be deemed to be terminated; provided, the Owner Trustee and the Trust shall automatically be reinstated without any further action in the event either entity is necessary for the functioning or interpretation of Section 11 of the Participation Agreement or any other Continuing Obligation.

      11. RETURN OF THE NOTES AND CERTIFICATES. Each Lender and each Holder hereby agrees and covenants to deliver to the Agent, within fifteen (15) days after the Payoff Date, each of the original Notes and/or Certificates which was issued to such Financing Party with respect to the Lease Facility or an executed and notarized Affidavit of Lost Note or Certificate in the form requested by the Agent, including changes in form and substance acceptable to the Agent. Thereafter, the Agent shall return the original Notes to Lessee, marked "paid".

      12. CONTINUED EFFECTIVENESS OF OPERATIVE AGREEMENTS; FOURTH WAIVER, AMENDMENT AND CONSENT UNDER CERTAIN OPERATIVE AGREEMENTS; TERMINATION.

            (a) The Credit Parties and the Owner Trustee (and to the extent terms and conditions in the Operative Agreements are expressly stated to continue with respect to other Persons party to any Operative Agreements, such party, but solely with respect to those expressly stated terms and conditions) shall remain obligated for each and every (and are not released from any) term, condition, covenant, indemnity, representation, obligation or other provision similar to any of the foregoing, in any Operative Agreement, which is expressly stated to continue with respect to such party or which by their terms survive beyond the termination or expiration of one or more of the Operative Agreements or payment in full of the Notes and Certificates for observance or compliance by such party, including without limitation, all obligations pursuant to Section 11 of the Participation Agreement (collectively referred to herein as the "Continuing Obligations"). Notwithstanding any other provision herein, Lessee hereby reaffirms its obligations pursuant to Section 11 of the Participation Agreement and each other Continuing Obligation. Except with respect to the Continuing Obligations and except as expressly provided in subsection (b) of this Section 12 with respect to that certain Fourth Waiver, Amendment and Consent Under Certain Operative Agreements dated as of November 24, 2003 (the "Fourth Waiver") among the parties hereto, upon satisfaction of the conditions to effectiveness of this Termination Agreement, all of the Operative Agreements shall be terminated without further action by any of the parties hereto.

            (b) Notwithstanding any provision herein to the contrary, the parties hereto agree that the obligations of the Credit Parties and the Agent under Sections 2 and 3 of the Fourth Waiver shall not be terminated as of the Effective Date.

      13. DIRECTION TO OWNER TRUSTEE. The Agent, the Lenders and the Holders hereby instruct the Owner Trustee to enter into this Termination Agreement and such other documents necessary to effectuate the intent of this Termination Agreement, including without limitation executing and delivering the Release Documents contemplated herein.

      14.   MISCELLANEOUS.

            (a) SEVERABILITY. Any provision of this Termination Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            (b) COUNTERPARTS. This Termination Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and it shall not be necessary in making proof of this Termination Agreement to produce or account for more than one such counterpart. Delivery of an executed counterpart by telecopy shall be as effective as delivery of a manually executed counterpart hereto and shall constitute a representation that an original executed counterpart will be provided.

            (c) HEADINGS. The headings of the various articles and sections of this Termination Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof. Unless otherwise stated, references to Sections made in this Termination Agreement shall be interpreted as references to the applicable Section herein.

            (d) FEES AND EXPENSES. The Lessees agree to pay or reimburse all reasonable costs and expenses of the Agent and the Owner Trustee in connection with the preparation, execution and delivery of this Termination Agreement and any documents related hereto, including, without limitation, the reasonable fees and expenses of legal counsel for the Agent.

            (e) GOVERNING LAW. THIS TERMINATION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA EXCEPT (A) WITH RESPECT TO THE TRUST AGREEMENT WHICH SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF UTAH AND (B) TO THE EXTENT THE LAWS OF A STATE WHERE A PARTICULAR PROPERTY IS LOCATED ARE REQUIRED TO APPLY.

            (f) JURISDICTION, VENUE AND ARBITRATION. THE PROVISIONS OF THE PARTICIPATION AGREEMENT RELATING TO ACTIONS AND PROCEEDINGS ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

            (g) FURTHER ASSURANCES. The provisions of the Participation Agreement relating to further assurances are hereby incorporated by reference herein, mutatis mutandis.

            (h) SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Termination Agreement or any other Operative Agreement shall survive the execution and delivery of this Termination Agreement and the other Operative Agreements, and no investigation by any Financing Party or any closing shall affect the representations and warranties or the right of the Financing Parties to rely upon them.

            (i) TERMINATION AGREEMENT. This Termination Agreement shall not be terminated, amended, supplemented, waived, modified or discharged except by an instrument in writing executed by the party against which enforcement is sought and in accordance with Section 12.4 of the Participation Agreement.

                  (j) STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Termination Agreement. In the event an ambiguity or question of intent or interpretation arises, this Termination Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Termination Agreement.

                  [Remainder of page intentionally left blank]

      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Termination Agreement to be duly executed and delivered as of the date first above written.

                                  CATALINA MARKETING MANUFACTURER
                                  SERVICES, INC. (formerly Catalina Marketing
                                  Sales Corporation), as the Lessee

                                  By:   /s/ Joanne Freiberger
                                      ------------------------------------------
                                  Name:  Joanne Freiberger
                                  Title: Treasurer

                                  CATALINA MARKETING CORPORATION,
                                  as the Guarantor

                                  By:   /s/ Joanne Freiberger
                                       -----------------------------------------
                                  Name:  Joanne Freiberger
                                  Title: VP Finance

                           [signature pages continue]

                                  WELLS FARGO BANK NORTHWEST,
                                  NATIONAL ASSOCIATION, solely as the Owner
                                  Trustee under the Dolphin Realty Trust 1999-1

                                  By:   /s/ Jon Croasmun
                                       -----------------------------------------
                                  Name:  Jon Croasmun
                                  Title: Assistance Vice President

                           [signature pages continue]

                                  WACHOVIA BANK, NATIONAL
                                  ASSOCIATION, as a Holder, as a Lender and as the Agent

                                  By:   /s/ Evander S. Jones, Jr.
                                       -----------------------------------------
                                  Name:  Evander S. Jones, Jr.
                                  Title: Vice President

                              [signature pages end]

                                          ACCRUED INTEREST
                          PRINCIPAL         DUE THROUGH           FACILITY FEE                               TOTAL DUE TO LENDERS
LENDER NAME           OUTSTANDING & DUE       8/25/04            THROUGH 8/25/04     BREAKAGE CHARGE             TO TERMINATE
---------------------------------------------------------------------------------------------------------------------------------
Wachovia               $30,479,685.30        $27,441.24               $0.00               $0.00                 $30,507,126.54

------------------------------------------------------------------------------------------------------------------------------
Totals                 $30,479,685.30        $27,441.24               $0.00               $0.00                 $30,507,126.54
------------------------------------------------------------------------------------------------------------------------------

                                                                                          Moore & Van Allen:    $     9,750.00
PAYOFF AMOUNTS:
Principal              $30,479,685.30                                                      Wells Fargo Bank:    $     1,450.00
Interest               $    27,441.24
                                                                                      Total Due to Terminate
Facility Fee           $         0.00                                                           Transaction:    $30,518,326.54
Breakage               $         0.00
Lender's Legal         $     9,750.00
Trustee Fees           $     1,450.00
                       --------------
Totals                 $30,518,326.54